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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We consent to the incorporation by reference in the Registration Statements on Form S-8 (No. 33-74590, No. 33-74588 and No. 33-93912) of Authentic Fitness Corporation of our report dated August 20, 1997 appearing on page F-1 on this Annual Report on Form 10-K. We also consent to the incorporation by reference of our report on the Financial Statement Schedule, which appears on page S-1 of this Form 10-K.

                                          PRICE WATERHOUSE LLP

Los Angeles, California
October 1, 1997



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